Finance income and costs	12 Months Ended
Dec. 31, 2020
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Finance income and costs

8.    Finance income and costs

Recognized in the statement of profit or loss:

	2020	2019	2018
Cash flow hedges - reclassified to profit or loss	1,410,997	—	568,370
Net fair value gains and interest on derivative financial instruments	317,820	—	654,933
Interest income	366,695	288,010	395,045
Other	23,971	9,440	58,766
Finance income	2,119,483	297,450	1,677,114

Net foreign exchange losses	(2,409,550)	(1,039,618)	(2,695,045)
Net interest expenses for financial assets and liabilities measured at amortized cost	(811,439)	(874,535)	(552,101)
Net fair value losses and interest on derivative financial instruments	—	(550,438)	—
Cash flow hedges - reclassified to profit or loss	—	461,133	—
Other	(30,175)	(21,660)	(116,926)
Finance costs	(3,251,164)	(2,025,118)	(3,364,072)
Net finance costs	(1,131,681)	(1,727,668)	(1,686,958)

Net foreign exchange losses mainly include foreign exchange losses on borrowings, bonds issued and cash and cash equivalents.

Foreign exchange losses from Belarusian Telecom and lifecell exclude foreign exchange losses incurred in the foreign operations’ individual financial statements, which have been recognized directly in equity under foreign currency translation reserve in the consolidated financial statements in accordance with the accounting policy for net investment in foreign operations as disclosed in Note 2c.

Interest income and expense on financial assets measured at amortized cost are shown netted of on consolidated statement of profit or loss. The Company has gross interest income and expense on financial assets at amortized cost amounting to TL 281,993, TL (1,093,432), TL 316,932, TL (1,191,467), and TL 255,019, TL (807,120) for the years ended 31 December 2020, 2019 and 2018, respectively.